Supplement Dated June 26, 2007 to the

INTERSTATE TAX-EXEMPT FUND

of The Reserve Tax-Exempt Trust

Prospectus and Statement of Additional Information

Dated September 28, 2006 as Amended October 2, 2006

The second sentence of the first paragraph under the section entitled “How to Buy Shares – Calculation of Net Asset Value” in the Prospectus is amended by deleting the sentence and replacing it with the following:

The cut-off times for the State Funds are 8:30 a.m., 9:00 a.m., and thereafter hourly up to and including 12:00 p.m. Eastern time.  The cut-off times for the Interstate Tax-Exempt Fund are 8:30 a.m., 9:00 a.m., and thereafter hourly up to and including 2:00 p.m. Eastern time for purchases and 8:30 a.m., 9:00 a.m., and thereafter hourly up to and including 12:00 p.m. Eastern time for redemptions.